                                  SCHEDULE 14A

(RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement               [ ]  Confidential, for Use of the Commission
     Commission Only                           Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                              SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013

                                                                  April 17, 2001

To Our Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company"), which will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, on Wednesday, May 23, 2001, at 10:00 A.M., Eastern Daylight Time.

     The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter and are accompanied by the Company's Annual Report for the fiscal year ended December 31, 2000.

     We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                          Sincerely yours,

                                          THOMAS J. AXON
                                          Chairman

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                              SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745

                            ------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001
                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company") will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 23, 2000 for the following purposes:

     1.  to elect nine directors to the Company's Board of Directors;

     2. to approve an increase in the number of shares reserved and authorized for issuance under the Company's 1996 Incentive Plan;

     3. to ratify the appointment of Deloitte & Touche as the Company's independent public auditors for the fiscal year ending December 31, 2001; and

     4. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

     The Board of Directors unanimously recommends that you vote FOR the election of all nine nominees as Directors, FOR the increase in the number of shares reserved and authorized for issuance under the Company's 1996 Stock Inventive Plan and FOR the approval of the appointment of the independent public auditors.

     Stockholders of record at the close of business on April 13, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          THOMAS J. AXON
                                          Chairman

New York, New York
April 17, 2001

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                              SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745
                            ------------------------

                              PROXY STATEMENT FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2001
                            ------------------------

GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about April 16, 2000, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Franklin Credit Management Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting"). The Annual Meeting will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 23, 2001, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of 2001 Annual Meeting of Stockholders.

     The annual report of the Company, containing financial statements of the Company as of December 31, 2000, and for the year then ended (the "Annual Report"), has been delivered or is included with this proxy statement.

     A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the corporate offices of the Company. A Stockholder list will also be available for examination at the Annual Meeting.

     If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election as Directors of the nine nominees named below under the caption "Election of Directors" to one year terms, (ii) FOR the increase in the number of shares reserved and authorized for issuance under the Company's 1996 Stock Incentive Plan, (iii) FOR the ratification of the appointment of Deloitte & Touche ("D&T") as independent public auditors for the Company's fiscal year ending December 31, 2001, and (iv) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by timely submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about April 17, 2001.

     Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

     The Company's Board of Directors has unanimously voted to recommend that you vote for the nominees for election to the Board of Directors listed below, for the election of two new Directors, for the increase in the number of shares reserved and authorized for issuance under the Company's 1996 Stock Inventive Plan and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2001.

VOTING OF SHARES

     The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker.

     The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the amendment and restatement the Company's 1996 Stock Incentive Plan and for the appointment of the independent public auditors. On this matter the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

     The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

     Only Stockholders of record at the close of business on April 13, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on April 15, 2001, there were outstanding 5,916,527 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 13, 2001, the number of shares of Common Stock (and the percentage of the Company's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission")) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and Executive Officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                               NUMBER OF SHARES     PERCENTAGE (%)
NAME AND ADDRESS                                              BENEFICIALLY OWNED    OF COMMON STOCK
----------------                                              ------------------    ---------------
Thomas J. Axon(1)(2)........................................      3,183,490              53.2%
Frank B. Evans, Jr.(1)(3)...................................        908,960              15.3%
Seth Cohen(1)(4)............................................         50,000                 *
Joseph Caiazzo(1)(5)........................................        163,550               2.7%
Allan R. Lyons(1)(6)........................................         58,500                 *
William F. Sullivan(1)(7)...................................         45,700                 *
Michael Bertash(1)(7).......................................         16,000                 *
Steven W. Lefkowitz(1)(8)...................................        163,000               2.7%
Vincent A. Merola (9).......................................        295,935               5.0%
Alan Joseph (1).............................................              0                 *
All Directors and Executive Officers as a group (9)
  persons)(10)..............................................      4,589,200              73.9%

---------------
* Indicates beneficial ownership of less than one (1%) percent.

(1) Mailing address: C/O Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

(2) Does not include 11,610 beneficially owned by Mr. Axon's mother, Ann Axon, with respect to which shares Mr. Axon disclaims beneficial ownership. Includes 1,030 shares owned of record by him as custodian for a minor child. Includes 65,000 shares issuable upon exercise of options exercisable within sixty days.

(3) Does not include 20,720 shares beneficially owned by Mr. Evans' wife and 5,225 shares beneficially owned by Mr. Evans' father, Frank Evans. Includes 5,000 shares beneficially owned by each of his four minor children for which Mr. Evans is the trustee. Includes 11,000 shares issuable upon exercise of options exercisable within sixty days.

(4) Includes 50,000 shares issuable upon exercise of options exercisable within sixty days.

(5) Includes 140,000 shares issuable upon exercise of options exercisable within sixty days.

(6) Includes 21,000 shares issuable upon exercise of options exercisable within sixty days.

(7) Includes 16,000 shares issuable upon exercise of options exercisable within sixty days.

(8)  Includes 87,000 shares issuable upon exercise of warrants exercisable
     within sixty days and 16,000 shares                issuable upon exercise
     of options exercisable within sixty days.

(9) Mr. Merola's mailing address is P.O. Box 769 Tannersville, PA 18372-0769. Mr. Merola is not an officer nor director.

(10) Includes 340,000 shares issuable upon exercise of options exercisable within sixty days and 87,000 shares issuable upon exercise of warrants exercisable within sixty days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its Officers, Directors and ten percent stockholders were complied with.

                                   PROPOSALS

     The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below, for the increase in the number of shares reserved and authorized for nominee under the Company's 1996 Stock Inventive Plan and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2001.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

     The following sets forth certain information with respect to each of the nine nominees to the Board of Directors as well as to the remaining Directors and Executive Officers of the Company:

                                              YEAR FIRST
NAME                                AGE    ELECTED DIRECTOR                  OFFICE
----                                ---    ----------------    ----------------------------------
Nominees to the Board
Thomas J. Axon(1)(2)..............  49          1988           Chairman and Director
Frank B. Evans, Jr.(1)(2).........  49          1994           Director
Steven W. Lefkowitz(1)(2).........  45          1996           Director
Michael Bertash(1)................  48          1998           Director
Joseph Caiazzo(1).................  43          1994           Sr. Vice President, Chief
                                                               Operating Officer, Secretary and
                                                               Director
Allan R. Lyons(1).................  60          1994           Director
William F. Sullivan(1)............  51          1996           Director
New Directors
Seth Cohen........................  36           N/A           President, Chief Executive Officer
                                                               and Director
Alan Joseph.......................  40           N/A           Director

                            DIRECTORS OF THE COMPANY

     Thomas J. Axon has served as President, and Chairman of Board of Directors of the Company since December 30, 1994 and as Chief Executive Officer and President from December 30, 1994 through June 30, 2000. Mr. Axon also served as Director of Franklin Credit Management Corporation ("Franklin") from April 25, 1988 until the merger of Franklin and Miramar Resources, Inc. in December 1994 (the "Merger") and President of Franklin from October 8, 1991 until the Merger. Since 1985, Mr. Axon has been the President and principal owner of RMTS Associates, LLC. Mr. Axon holds a Bachelor of Arts in economics from Franklin and Marshall College and attended the New York University Graduate School of Business.

     Frank B. Evans, Jr. had served as Vice President, Treasurer Secretary and Chief Financial Officer of the Company since December 30, 1994 until November 15, 1998. Mr. Evans also served as the Secretary, Treasurer, a Vice President and a Director of Franklin from its inception in 1990 until the Merger. Mr. Evans has served as CEO of Earthsafe Corporation, a McLean, Virginia firm that designs and supplies environmental compliance systems, since its inception in 1990. Mr. Evans is a Certified Public Accountant and holds a Bachelor of Science from the University of Maryland and a Masters in Business from the University of Southern California.

     Steven W. Lefkowitz has served as the founder and President of Wade Capital Corporation, a privately held investment firm organized since 1990. From 1988 to 1990, Mr. Lefkowitz served as a Vice President of

Corporate Finance for Drexel Burnham Lambert, Incorporated, where he had been employed since 1985. Mr. Lefkowitz serves on the Board of Directors of Allstate Financial Corp., a publicly traded financial services company, as well as several private companies. Mr. Lefkowitz holds a Bachelor of Arts in history from Dartmouth College and a Masters in Business Administration from Columbia University.

     Joseph Caiazzo has served as Vice President and Chief Operating Officer since March of 1996, and Secretary since June 1999. Mr. Caiazzo also serves as President of the Company's mortgage banking subsidiary Tribeca Lending Corp. From August 1989 to March 1996, Mr. Caiazzo served as corporate controller of R.C. Dolner, Inc., a general contractor. Mr. Caiazzo holds a Bachelor of Science from St. Francis College and a Masters of Business Administration in Finance from Long Island University.

     Allan R. Lyons is a Certified Public Accountant who was an executive in Piaker & Lyons, P.C., an accounting firm, and its predecessors from 1968 until his retirement on December 31, 1999. Mr. Lyons is currently the owner of 21st Century Strategic Investment Planning, a Florida LC doing financial planning services and investment structuring and review of financial opportunities and private placements, and acts as a general partner for two venture capital partnerships. Mr. Lyons has been a director of Retail Entertainment Group, Inc. (formerly Starlog Franchise Corporation) since August 1993 and a Director of the Scoreboard Inc., since June 1990. Mr. Lyons has been a director of AMBANC Holding Company (Mohawk Community Bank, Amsterdam, New York) since April 1999. Mr. Lyons holds a Bachelor of Science in Accounting from Harpur College and a Masters of Business Administration from Ohio State University.

     William F. Sullivan has been a Partner at Marnik & Sullivan, a general practice law firm, since 1985 and is admitted to both the New York State and Massachusetts Bar Associations. Mr. Sullivan graduated from Suffolk University School of Law and holds a Bachelor of Arts in political science from the University of Massachusetts.

     Michael Bertash has been a Senior Vice President with J. & W. Seligman &. Co., an investment management firm, since 1997. Mr. Bertash was an Associate Director of the asset management division of Bear, Stearns & Co. Inc., a worldwide investment bank and brokerage firm, from 1991 to 1997. Mr. Bertash holds a Bachelor of Science in Operations Research from Syracuse University and a Master in Business from New York University.

NEW NOMINEES

     Alan Joseph has served as Vice President in the Term Asset Backed Securitization group at SG Cowen Securities Corporation, the investment-banking subsidiary of the Societe Generale Group, since 2000. Prior to joining SG Cowen, Mr. Joseph served as First Vice President in the Asset Trading & Finance group at Paine Webber, Inc. where he worked from 1997 to 2000. From 1996 to 1997, Mr. Joseph was an Assistant Vice President at the Clayton Group, Inc., a portfolio due diligence and Advisory Company. From 1994 to 1996 Mr. Joseph served in various capacities in the Commercial Real Estate groups at Paine Webber, Inc. and Kidder Peabody, Inc. Mr. Joseph holds a Bachelor of Science in Finance from Arizona State University and a Juris Doctor degree from New York Law School.

     Seth Cohen has served as Chief Executive Officer and President of the Company since July 17, 2000. Previously, Mr. Cohen provided management-consulting services to several companies and venture capital firms in a variety of different industries. In addition, from 1996 to 2000 Mr. Cohen held executive positions, including COO and General Counsel with two insurance companies. Mr. Cohen holds a Bachelor of Arts from the University of Michigan and a Juris Doctor from New York University School of Law.

     All Directors hold office for one year terms and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's Officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. No familial relationships exist between Directors or Executive Officers of the Company.

COMPENSATION OF DIRECTORS

     Effective March 21, 2000, each non-employee director receives $1,000 for every meeting of the Board of Directors or its committees attended in person and $500 for meetings attended telephonically. Effective April 5, 2000, each non-employee director will be granted an option to purchase 3,500 shares of Common

Stock pursuant to the Company's 1996 Stock Incentive Plan, upon election or re-election to the Board. The options vest on the date of grant and are exercisable at an exercise price of the fair market value of the shares on the date of grant as determined by the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee of which Messrs. Evans, Lyons and Bertash are the members. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Company's Board of Directors has not adopted a written charter for the Audit Committee. The Company's Board of Directors has a Compensation Committee of which Messrs. Caiazzo, Lefkowitz and Sullivan are the members. The Compensation Committee reviews the compensation provided to Executive Officers and Board members and administers the Company's 1996 Stock Incentive Plan. The Company's Board of Directors does not have a standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During Fiscal 2000, there were four meetings of the Board of Directors of the Company, two meetings of the Audit Committee and two meetings of the Compensation Committee. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee on which he served.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Franklin Credit Management Corporation Board of Directors (the "Committee") is composed of three directors, each of whom is an "independent director" as defined in Section 303.01(B)(2)(a) and (3) of the NYSE's Listing Standards. The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-KSB with management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has considered whether the independent auditors provision of information technology services to the Company is compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved including the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                          Michael Bertash
                                          Frank B. Evans
                                          Allan R. Lyons

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation earned by or paid to Thomas J. Axon, the Chairman of the Company, Seth Cohen Chief Executive Officer of the Company and Joseph Caiazzo, the Chief Operating Officer of the Company (collectively the "Named Executive Officers"). No other executive officers of the Company earned over $100,000 in salary and bonus during the fiscal year ended December 31, 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                              AWARDS
                                                      ANNUAL COMPENSATION         -------------------------------
                                                 ------------------------------                       SECURITIES
                                                                   OTHER ANNUAL   RESTRICTED STOCK    UNDERLYING
                                                 SALARY    BONUS   COMPENSATION       AWARD(S)       OPTIONS/SARS
NAME AND PRINCIPAL POSITION        FISCAL YEAR     ($)      ($)        ($)              ($)              (#)
---------------------------        -----------   -------   -----   ------------   ----------------   ------------
Seth Cohen -- Chief Executive....     2000        89,487    --            --            --            150,000(2)
  Officer and President(1)
Thomas J. Axon -- Chairman(3)....     2000        75,000    --       6,000(4)           --                   --
                                      1999        75,000    --       7,000(4)           --                   --
                                      1998            --    --       7,000(4)           --                   --
Joseph Caiazzo -- Chief..........     2000       148,750    --            --            --             40,000(5)
  Operating Officer                   1999       141,557    --            --            --            100,000(6)
                                      1998       150,000    --            --            --                   --

---------------
(1) Mr. Cohen has served as Chief Executive Officer and President of the Company since July 17, 2000.

(2) Represents options to purchase shares of the Company's Common Stock granted on July 17, 2000 at an exercise price of $0.75 per share 50,000 of which vested upon grant and 50,000 of which will vest on each of July 1, 2001 and July 1, 2002.

(3) Mr. Axon served as Chief Executive Officer and President of the Company through July 17, 2000.

(4) Represents health insurance benefits received by Mr. Axon.

(5) Represents options to purchase shares of the Company's Common stock granted on September 1, 2000 at an exercise price of $.75 per share, 20,000 of which vest upon on September 1, 2001 and 20,000 of which vest on September 1, 2002.

(6) Represents options to purchase shares of the Company's Common Stock granted on March 25, 1996 at an exercise price of $1.56 per share, 50,000 of which vested upon grant and 50,000 of which vested on March 26, 1998.

     The following table sets forth the aggregate value, realized gain, and number of options granted to the Named Executive Officers.

                       AGGREGATED OPTION/SAR EXERCISES IN
                 LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                       SHARES ACQUIRED ON                         OPTIONS AT FY-END                 FY-END(1)
                            EXERCISE        VALUE REALIZED   ---------------------------   ---------------------------
NAME                           #                 ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ------------------   --------------   -----------   -------------   -----------   -------------
Seth Cohen...........         --                 --             50,000      1,400,000          --             --
Joseph Caiazzo.......         --                 --            140,000             --          --             --

---------------
(1) Based upon a $.375 share price at December 31, 2000.

EMPLOYMENT AGREEMENTS.

     Seth Cohen serves as Chief Executive Officer of the Company under a three-year contract for annual compensation of $200,000. In addition, under his employment contract Mr. Cohen will receive a bonus of 3% of post tax profits of the Company in any fiscal year in excess of $500,000. Mr. Cohen also received a grant of $150,000 options to purchase Common Stock, of which 50,000 vested upon grant and 50,000 vests on July 1, 2001 and $50,000 vests on July 1, 2002.

     Joseph Caiazzo serves as Chief Operating Officer of the Company under a five-year contract for annual compensation of $165,000, expiring on March 24, 2006. In addition, under his employment contract Mr. Caiazzo will receive a bonus of 3.0% of post tax profits of the Company in any fiscal year in excess of $500,000. Mr. Caiazzo also received a grant of 100,000 options to purchase Common Stock, of which 50,000 vested upon grant and 50,000 vested on March 26, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     In 1998, Mr. Axon, the Company's President, Chief Executive Officer and Chairman purchased from the Company a Florida condominium unit subject to considerable title defects, held by the Company in its OREO inventory available for sale. The consideration included forgiveness of $184,335 of indebtedness of the Company to Axon Associates, Inc. and issuance by Mr. Axon of a note to the Company in the amount of $234,165. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and is due June 1, 2001. The Company believes that the terms of the sale were at least as advantageous to the Company as those available from an arms-length purchaser.

     On March 31, 1999, Mr. Steven W. Lefkowitz, a board member and stockholder, purchased from the Company without recourse a note held by the Company. The consideration given included a note for $270,000 of indebtedness to the Company. The note bears interest at a rate of 8% per annum payable monthly is secured by a mortgage on real estate and is due May 31, 2001 but can extended at his option to November 30, 2001. The Company believes that the terms of the sale of the note were at least as advantageous to the Company as those available from an arm's-length purchaser.

     During 1999, Mr. Axon provided the Company's Senior Debt Lender with a $350,000 personal guarantee in connection with the financing of the acquisition by the Company of certain high LTV loans. Mr. Axon is being compensated on the outstanding balance of this guarantee at the rate of 1/4% per annum which the Company believes is no greater than would be payable to an outside guarantor.

     During April, 2000, the Company extended its letter agreement with Wade Capital Corporation ("WCC"), of which Steven W. Lefkowitz, a member of the Company's Board of Directors, serves as President, to extend WCC's retention to provide financial advisory services to the Company through April 30,

2002. Pursuant to such extension, WCC receives $1,500 per month in consulting fees, was granted 87,000 warrants to purchase Common Stock at $1.56 per share.

     On December 29, 2000, Mr. Axon, the Company's Chairman purchased from the Company a New York condominium held by the Company in its OREO inventory available for sale. The consideration included the issuance by Mr. Axon of a note to the Company in the amount of $165,000. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and is due together with all accrued interest and other charges on January 30, 2001. Mr. Axon extended the note for one year.

     As of December 31, 2000, the Company had indebtedness of $146,835 outstanding to RMTS in respect of a November 2000 advance under a note agreement provided to the Company by RMTS which bears interest at a rate of 8.5% per annum and is payable monthly.

            VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

     The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

     PROPOSAL 2 -- INCREASE IN SHARES RESERVED AND AUTHORIZED FOR ISSUANCE
         UNDER THE FRANKLIN CREDIT MANAGEMENT 1996 STOCK INCENTIVE PLAN

     There will be presented to the meeting a proposal to amend and restate the Company's 1996 Stock Incentive Plan (the "Plan") to increase the number of shares of the Company's Common Stock reserved and available for issuance under the Plan to 1,600,000 shares from 800,000 shares. The Board of Directors believes that the increase in the number of shares available for grant is necessary to enable the Company to provide certain Officers, Directors and other employees of the Company, and consultants to the Company, an incentive to enter into and remain in the service of the Company, to enhance the long-term performance of the Company and to acquire a proprietary interest in the success of the Company.

GENERAL

     The Plan is designed to provide additional incentives for Officers, other key employees and non-employee Directors of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons.

     The Plan provides for the issuance of a total of up to 800,000 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for purposes of the Plan. Options to purchase 712,500 shares have been granted under the Plan leaving available only 87,500 shares for future grants under the Plan. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award are available for other awards under the Plan. The Board of Directors believes that in order to continue to attract qualified directors, employees and consultants who can contribute to the Company's growth, additional shares will have to be available for grant under the Plan.

     Awards under the Plan may be made in the form of (i) incentive stock options or (ii) non-qualified stock options (incentive and non-qualified stock options are collectively referred to as "options"). Awards may be made to such Officers, Directors and other employees of the Company and its subsidiaries (including employees who are Directors), and to such consultants to the Company as the Board of Directors in its discretion selects (collectively, "key persons").

ADMINISTRATION

     The Administrator of the Plan (the "Administrator") is the Board of Directors, or if as and when the Board of Directors so determines, a committee composed of not fewer than two Directors. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, Committee members shall be "outside Directors" within the meaning of Section 162(m). The Administrator will be authorized to construe, interpret and implement the provisions of the Plan, to select the key persons to whom awards will be granted, to determine the terms and provisions of such awards, and to amend outstanding awards. The determinations of the Administrator will be made in its sole discretion and are conclusive.

     Unless sooner terminated by the Board of Directors, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board of Directors. All awards made under the Plan prior to its termination shall remain in effect until they are satisfied or terminated. The Board of Directors may, without Stockholder approval, suspend, discontinue, revise or amend the Plan at any time or from time to time, subject to certain limitations. In the event of a stock dividend, stock split, recapitalization or the like, the Administrator will equitably adjust the aggregate number of shares subject to the Plan, the number of shares subject to each outstanding award, and the exercise price of each outstanding option.

GRANTS UNDER THE PLAN

     Options granted under the Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The exercise price of any incentive stock options granted under the Plan may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an incentive stock option granted to an optionee who is or will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of any non-qualified stock options granted under the Plan may be less than the fair market value of the Common Stock but not less than $.01 per share, the par value thereof.

     Incentive stock options and non-qualified stock options may be granted with terms of no more than ten years from the date of grant, provided that in the case of an incentive stock option granted to an optionee who is or, after such grant, will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised, or is terminated or cancelled may be subject to a new option.

     Unless otherwise determined by the Administrator, in its sole discretion, options are to become exercisable cumulatively over a four-year period, with 25% of the options becoming exercisable on each of the first four anniversaries of the date of grant. The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Administrator, provided that in the case of an incentive stock option the option exercise price shall be no less than 100% of the closing price of Common Stock on the date of grant and, in the case of a non-qualified stock option, the option exercise price shall be no less than par value. The option exercise price is payable in cash, or, with the consent of the Administrator, by surrender of shares of Common Stock having a fair market value on the date of the exercise equal to part or all of the option exercise price, or by such other payment method as the Administrator may prescribe.

TERMINATION OF EMPLOYMENT OR SERVICE

     Unless the Administrator otherwise specifies: (i) all options not yet exercised terminate upon termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause or death or disability, the grantee's options generally will be exercisable for 90 days (extendable to one year by the Administrator) after termination to the extent that they were exercisable at termination, but not after the expiration date of the award; and (iii) if a grantee dies while in the Company's employ or service or during the aforementioned post-employment exercise period, the grantee's options will, to the extent exercisable immediately prior to death, generally remain exercisable for one year after the date of death, but not after the expiration date of the award.

FEDERAL INCOME TAX CONSEQUENCES OF PLAN AWARDS

     The following brief description of the tax consequences of awards under the Plan is based on present Federal tax laws, and does not purport to be a complete description of the Federal tax consequences of the Plan.

     There are generally no Federal tax consequences either to the optionee or to the Company upon the grant of an option. Upon exercise of an incentive stock option, the optionee will not recognize any income, and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. Upon exercise of a non-qualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

     Limitations on the Company's Compensation Deduction. Section 162(m) of the Code will limit the deduction which the Company may take for otherwise deductible compensation payable to certain executive Officers to the extent that compensation paid to such Officers for a year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's Stockholders and meets certain other criteria. Although the Company believes that compensation realized from stock options and stock appreciation rights granted under the Plan generally will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance that such awards will satisfy such requirements, and, accordingly, the Company may be limited by
Section 162(m) in the amount of deductions it would otherwise be entitled to take with respect to such awards under the Plan.

     Tax Withholding. The Committee may require payments from participants in the Plan, or withhold from payments due to be made thereunder, in order to satisfy applicable withholding tax requirements.

         VOTE REQUIRED FOR APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
              FRANKLIN CREDIT MANAGEMENT 1996 STOCK INCENTIVE PLAN

     Approval of the amendment and restatement of the Franklin Credit Management 1996 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE FRANKLIN CREDIT MANAGEMENT CORPORATION 1996 STOCK INCENTIVE PLAN

            PROPOSAL 3 -- APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

     The firm of Deloitte & Touche, independent certified public auditors, has audited the Company's financial statements since 1997. The Board of Directors has appointed D&T as the Company's independent public auditors for the fiscal year ending December 31, 2001. Although Stockholder approval of such appointment is not required by law, the Board of Directors believes that it is advisable to give the Stockholders an opportunity to ratify this appointment. If the proposal is not approved, the Board of Directors will reconsider its selection of D&T. It is expected that a representative of D&T will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed to the Company for this fiscal year ended December 31, 2000 by D&T, are as follows:

     Audit Fees $218,000

     Financial Information Systems Design and Implementation Fees: $0

     All Other Fees $110,000

     "All other fees" includes fees for tax and management consulting assignments and other non-audit services.

     The Audit Committee has considered whether the provision of the non-audit services provided by D&T is compatible with maintaining the principal accountant's independence.

                     VOTE REQUIRED FOR RATIFICATION OF D&T

     Ratification of the appointment of D&T requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF D&T.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter or matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, Six Harrison Street, New York, New York 10013, no later than December 17, 2001 in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting. Any proposal submitted but not to be so included shall be considered to be untimely if not received by the Company at the principal executive office by March 2, 2002.

                               OTHER INFORMATION

     Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by Directors, Officers and regular employees of the Company without additional compensation.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD

URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

     IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 925-8745.

                                          Sincerely yours,

                                          THOMAS J. AXON
                                          Chairman

New York, New York
April 17, 2001

                                                                       EXHIBIT A

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas J. Axon and Joseph Caiazzo, or if only one is present, then that individual, with full power of substitution, to vote all shares of Franklin Credit Management Corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the corporate offices of the Company, on Wednesday, the 23rd day of May, 2001, at 10:00 a.m., New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS. Please complete both of the sections below:


FOR ALL NOMINEES LISTED BELOW                             WITHHOLD AUTHORITY
  (except as marked to the contrary below) [ ]            to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Thomas J. Axon
Frank B. Evans, Jr.
Steven W. Lefkowitz
Allan R. Lyons
William F. Sullivan
Michael Bertash
Joseph Caiazzo
Seth Cohen
Alan Joseph

2. AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1996 STOCK INCENTIVE PLAN: To approve the amendment and restatement of Company's 1996 Stock Incentive Plan to increase the number of shares reserved and authorized for issuance under the Plan to 1,600,000 from 800,000;

  FOR [                 AGAINST [                 ABSTAIN [
    ]                   ]                         ]

3. APPROVAL OF AUDITORS: To ratify and approve the appointment of Deloitte & Touche as independent public auditors of the Company for the fiscal year ending December 31, 2001;

  FOR [                 AGAINST [                 ABSTAIN [
    ]                   ]                         ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.

           (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

   PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

    Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                      Dated:                                              , 2001
                             ---------------------------------------------

                        --------------------------------------------------------
                                                 (Signature of Stockholder)

                        --------------------------------------------------------
                                                 (Signature of Stockholder)

Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized Officer.

                                                                      APPENDIX 1

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                           1996 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                   ARTICLE I

                                    GENERAL

                                                                    PAGE
                                                                    ----
1.1   Purpose.....................................................    2
1.2   Administration..............................................    2
1.3   Persons Eligible for Awards.................................    2
1.4   Types of Awards Under Plan..................................    2
1.5   Shares Available for Awards.................................    2
1.6   Definitions of Certain Terms................................    3
ARTICLE II
AWARDS UNDER THE PLAN
2.1   Agreements Evidencing Awards................................    4
2.2   Grant of Stock Options......................................    4
2.3   Exercise of Options.........................................    5
2.4   Termination of Employment; Death............................    5
ARTICLE III
MISCELLANEOUS
3.1   Amendment of the Plan; Modification of Awards...............    6
3.2   Restrictions................................................    6
3.3   Nonassignability............................................    7
3.4   Requirement of Notification of Election Under Section 83(b)
      of the Code.................................................    7
3.5   Requirement of Notification Upon Disqualifying Disposition
      Under Section 421(b) of the Code............................    7
3.6   Withholding Taxes...........................................    7
3.7   Right of Discharge Reserved.................................    7
3.8   Nature of Payments..........................................    7
3.9   Non-Uniform Determinations..................................    8
3.10  Other Payments or Awards....................................    8
3.11  Section Headings............................................    8
3.12  Effective Date and Term of Plan.............................    8
3.13  Governing Law...............................................    8

                                   ARTICLE I

                                    GENERAL

1.1  PURPOSE

     The purpose of the Franklin Credit Management Corporation 1996 Stock Incentive Plan (the "Plan") is to provide for officers, directors and other employees of, and consultants to, Franklin Credit Management Corporation (the "Company") an incentive (a) to enter into and remain in the service of the Company, (b) to enhance the long-term performance of the Company, and (c) to acquire a proprietary interest in the success of the Company.

1.2  ADMINISTRATION

     1.2.1 All determinations under the Plan concerning the selection of persons eligible to receive awards with respect to the timing, pricing and amount of an award shall be made by the administrator (the "Administrator") of the Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors, a committee (the "Committee") of not less than two members of the Board of Directors. In the event the Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

     1.2.2 The Administrator shall have the authority (a) to exercise all of the powers granted to it under the Plan, (b) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to Section 2.1, (c) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) to make all determinations necessary or advisable in administering the Plan, (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (f) to amend the Plan to reflect changes in applicable law.

     1.2.3 The determination of the Administrator on all matters relating to the Plan or any Plan Agreement shall be final, binding and conclusive.

     1.2.4 Neither the Administrator nor any member thereof shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3  PERSONS ELIGIBLE FOR AWARDS

     Awards under the Plan may be made to such officers, directors and employees of the Company, and to such consultants to the Company (collectively, "key persons"), as the Administrator shall in its sole discretion select.

1.4  TYPES OF AWARDS UNDER PLAN

     Awards may be made under the Plan in the form of (a) incentive stock options, and/or (b) nonqualified stock options, all as more fully set forth in
Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5  SHARES AVAILABLE FOR AWARDS

     1.5.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock"), with respect to which awards may be granted pursuant to the Plan shall not exceed eight hundred thousand (800,000) shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     1.5.2 If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding award, and the purchase price per share under outstanding awards, shall be equitably adjusted by the Administrator, whose determination shall be final, binding and conclusive. After any adjustment made pursuant to this Section 1.5.2, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

     1.5.3 Any shares subject to an award under the Plan that remain unissued upon the cancellation or termination of such award for any reason whatsoever shall again become available for awards under the Plan. Except as provided in this Section 1.5 and in Section 2.2.4, there shall be no limit on the number or the value of the shares of Common Stock issuable to any individual under the Plan.

     1.5.4 In no event shall the number of shares of Common Stock subject to options awarded during the term of the Plan to any employee exceed 480,000 shares.

1.6  DEFINITIONS OF CERTAIN TERMS

     1.6.1 The "Fair Market Value" of a share of Common Stock on any day shall be determined as follows.

          (a) If the principal market for the Common Stock (the "Market") is a national securities exchange or the Nasdaq National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

          (b) If the Market is the Nasdaq Small Cap Market or another market, the average of the high bid and low asked price for Common Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

          (c) In the event that neither paragraph (a) nor (b) shall apply, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator.

     1.6.2 The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Internal Revenue Code of 1986, as now constituted or subsequently amended (the "Code"), or pursuant to a successor provision of the Code, and which is so designated in the applicable Plan Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

     1.6.3 The term "employment" means, in the case of a grantee of an award under the Plan who is not an employee of the Company, the grantee's association with the Company as a director, consultant or otherwise.

     1.6.4 A grantee shall be deemed to have a "termination of employment" upon ceasing to be employed by the Company and all of its subsidiaries or by a corporation assuming awards in a transaction to which section 424(a) of the Code applies. The Administrator may in its discretion determine (a) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on awards theretofore made under the Plan, and (c) when a change in a non-employee's association with the Company constitutes a termination of employment for purposes of the Plan. The Administrator shall have the right to determine whether the termination of a grantee's employment is a dismissal for cause and the date of termination in such case, which date the Administrator may retroactively

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

deem to be the date of the action that is cause for dismissal. Such determinations of the Administrator shall be final, binding and conclusive.

     1.6.5 The terms "parent corporation" and "subsidiary corporation" have the meanings given them in section 424(e) and (f) of the Code, respectively.

                                   ARTICLE II

                             AWARDS UNDER THE PLAN

2.1  AGREEMENTS EVIDENCING AWARDS

     Each award granted under the Plan shall be evidenced by a written agreement ("Plan Agreement") which shall contain such provisions as the Administrator may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

2.2  GRANT OF STOCK OPTIONS

     2.2.1 The Administrator may grant incentive stock options and nonqualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such terms and conditions, as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan.

     2.2.2 Each Plan Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Administrator in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

     2.2.3 Each Plan Agreement with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no incentive stock option shall be exercisable more than 10 years after the date of grant.

     2.2.4 To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as nonqualified stock options. In applying this provision, there shall be taken into account solely incentive stock options granted after December 31, 1986 to the employee under this Plan and under all other plans of the Company and any subsidiary thereof.

     2.2.5 Notwithstanding the provisions of Section 2.2.2 and 2.2.3, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

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

2.3  EXERCISE OF OPTIONS

     Subject to the provisions of this Article II, each option granted under the Plan shall be exercisable as follows:

     2.3.1 Unless the applicable Plan Agreement otherwise provides, an option shall become exercisable in four substantially equal installments, the first of which shall become exercisable on the first anniversary of the date of grant and the remaining three of which shall become exercisable, respectively, on the second, third and fourth anniversaries of the date of grant.

     2.3.2 Unless the applicable Plan Agreement otherwise provides, once an installment becomes exercisable, it shall remain exercisable until expiration, cancellation or termination of the award.

     2.3.3 Unless the applicable Plan Agreement otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

     2.3.4 An option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Administrator shall in its sole discretion prescribe.

     2.3.5 Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (b) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price (but only if held by the grantee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings) and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price; or (c) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe.

     2.3.6 Promptly after receiving payment of the full option exercise price, the Company shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company to deliver the certificate(s) to the optionee's stockbroker.

     2.3.7 No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5.2, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4  TERMINATION OF EMPLOYMENT; DEATH

     2.4.1 Except to the extent otherwise provided in Section 2.4.2 or 2.4.3 or in the applicable Plan Agreement, all options not theretofore exercised shall terminate upon termination of the grantee's employment for any reason (including death).

     2.4.2 If a grantee's employment terminates for any reason other than death or dismissal for cause, the grantee may exercise any outstanding option on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of employment termination; and (b) exercise must occur within three months after employment terminates, except that the three-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the award as set forth in the Plan Agreement. The term "Disability" shall be defined as determined by the Administrator in its sole discretion provided, however, that if any such determination in the case of an Incentive Stock Option does not meet the requirements of Section 422(c)(6) of the Code, the option shall be converted to a non-qualified stock option.

     2.4.3 If a grantee dies while employed by the Company or any subsidiary, or after employment termination but during the period in which the grantee's awards are exercisable pursuant to Section 2.4.2, any outstanding option shall be exercisable on the following terms and conditions: (a) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (b) exercise must occur by the earlier of the first anniversary of the grantee's death or the expiration date of the award. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or personal representative, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Plan Agreement which would have applied to the grantee including, without limitation, the provisions of Sections
3.2 and 3.7 hereof.

                                  ARTICLE III

                                 MISCELLANEOUS

3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

     3.1.1 The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Administrator that alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

     3.1.2 Shareholder approval shall be required with respect to any amendment which: (a) increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (b) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

     3.1.3 The Administrator may amend any outstanding Plan Agreement, including, without limitation, by amendment which would (a) accelerate the time or times at which the award may be exercised, or (b) waive or amend any goals, restrictions or conditions set forth in the Plan Agreement, or (c) extend the scheduled expiration date of the award. However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2  RESTRICTIONS

     3.2.1 If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

     3.2.2 The term "Consent" as used herein with respect to any Plan Action means (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (c) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3  NONASSIGNABILITY

     No award or right granted to any person under the Plan or under any Plan Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. All rights granted under the Plan or any Plan Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4  REQUIREMENT OF NOTIFICATION OF ELECTION
UNDER SECTION 83(B) OF THE CODE

     If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5  REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING
DISPOSITION UNDER SECTION 421(B) OF THE CODE

     Each Plan Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6  WITHHOLDING TAXES

     3.6.1 Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which it shall have sole discretion to grant, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7  RIGHT OF DISCHARGE RESERVED

     Nothing in the Plan or in any Plan Agreement shall confer upon any grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment.

3.8  NATURE OF PAYMENTS

     3.8.1 Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

     3.8.2 All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically provides otherwise.

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

3.9  NON-UNIFORM DETERMINATIONS

     The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6.4.

3.10  OTHER PAYMENTS OR AWARDS

     Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11  SECTION HEADINGS

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

3.12  EFFECTIVE DATE AND TERM OF PLAN

     3.12.1 The Plan was adopted by the Board in May 1996, subject to approval by the Company's shareholders. All awards under the Plan prior to such shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

     3.12.2 Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreements.

3.13  GOVERNING LAW

     All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                                        8